EXHIBIT 23.1

INDEPENDENT  AUDITORS'  CONSENT


We consent to the incorporation by reference in Registration Statements on Form S-8 (File Nos. 33-33497, 33-40038, 33-60214 and 33-60644) of our reports dated
November  30,  1999  appearing  in  this Annual Report on Form 10-K of Criticare
Systems,  Inc.  for  the  year  ended  June  30,  1999.



/s/  BDO  Seidman,  LLP
Milwaukee,  Wisconsin
December  6,  1999